                                                                    EXHIBIT 10.1

                            PATENT PURCHASE AGREEMENT

      This PATENT PURCHASE AGREEMENT (this "AGREEMENT") is entered into on October 17, 2005 (the "EFFECTIVE DATE") by and between Paolo Visual Data LLC, a Nevada limited liability company, with an office at 2215-B Renaissance Drive, Suite 5, Las Vegas, NV 89119 ("PURCHASER"), and AXCESS INTERNATIONAL, INC., a Delaware corporation, with an office at 3208 Commander Drive, Carrollton, TX 75006 ("SELLER"). The parties hereby agree as follows:

1.    BACKGROUND

1.1 Seller owns certain United States Letters Patents and/or applications for United States Letters Patents and/or related foreign patents and applications.

1.2 Seller wishes to sell to Purchaser all right, title and interest in such patents and applications and the causes of action to sue for infringement thereof and other enforcement rights.

1.3 Purchaser wishes to purchase from Seller all right, title and interest in the Patent Rights (defined below), free and clear of any restrictions on transfer, liens, claims, and encumbrances.

2.    DEFINITIONS

"ASSIGNMENT AGREEMENTS" means the agreements assigning ownership of the Patents from the inventors and/or prior owners to Seller.

"DOCKET" means Seller's, or its agents', list or other means of tracking information relating to the prosecution or maintenance of the Patents throughout the world, including information relating to deadlines, payments, and filings, which is current as of the Effective Date.

"LIST OF PROSECUTION COUNSEL" means the names and addresses of prosecution counsel who prosecuted the Patents and who are currently handling the Patents.

"PATENT RIGHTS" means Patents and the additional rights set forth in paragraph 4.2.

"PATENTS" means (a) each of the provisional patent applications, patent applications and patents listed on EXHIBITS A AND B (as such lists may be updated based on Purchaser's review of the Deliverables) hereto, (ii) all patents or patent applications to which any of the foregoing claim priority, and
(iii)all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, and divisions of such patents and applications; and (iv) foreign counterparts to any of the foregoing, including certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants, and (v) any of the foregoing in (ii)-(iv) whether or not expressly listed in Exhibit A and whether or not abandoned, rejected, or the like. "Unlimited Warranties" MEANS, COLLECTIVELY, THE REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH IN PARAGRAPHS 6.1(a), 6.1(b), 6.1(c), AND 6.1(d) HEREOF.

3.    TRANSMITTAL, REVIEW, CLOSING CONDITIONS AND PAYMENT

3.1 Transmittal. Within twenty (20) calendar days following the Effective Date, Seller shall send to Purchaser the Assignment Agreements, the List of Prosecution Counsel, an executed original of the Assignment of Patent Rights in EXHIBIT B, the Docket, and all files and original documents (including, Letters Patents, assignments, and other documents necessary to establish that the representations and warranties are true and correct) relating to the Patents, including all prosecution files for pending patent applications included in the Patents, and all files relating to the issued Patents ("INITIAL DELIVERABLES"). Seller acknowledges that Purchaser may request additional documents based on Purchaser's review of the Initial Deliverables (such additional documents and the Initial Deliverables, collectively, the "DELIVERABLES"), and that as a result of Purchaser's review, the amount of payment and the assets listed in EXHIBITS A and B may be revised.

3.2 Closing. The closing of the sale of the Patents hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived (the "CLOSING"). Purchaser and Seller shall use reasonable efforts to carry out the Closing within thirty (30) calendar days following receipt of the Deliverables.

3.3 Closing Conditions. The following are conditions precedent to Purchaser's obligation to make the payment in paragraph 3.4.
      (a) Transmittal of Documents. Seller shall have delivered to Purchaser all the Deliverables.
      (b) Compliance With Agreement. Seller shall have performed and complied in all material respects with all of the obligations under this Agreement that are to be performed or complied with by it on or prior to the Closing.
      (c) Representations and Warranties True. Purchaser shall be reasonably satisfied that, as of the Closing, the representations and warranties of Seller contained in paragraph 6.1 hereof are true and correct.


3.4 Payment. At Closing, Purchaser shall pay to Seller the amount of Six Hundred Thousand dollars ($600,000.00). Purchaser may record the Assignment of Patent Rights in EXHIBIT B with the United States Patent and Trademark Office only upon Closing.

3.5 Termination and Survival. In the event all conditions to Closing set forth in Section 3.3 are not met Purchaser has the right to terminate this agreement. Upon termination, Purchaser will return all documents delivered to Purchaser under this Section 3 to Seller. The provisions of paragraphs 7.4, 7.5 and 7.7 will survive any termination.

4.    TRANSFER OF PATENTS AND ADDITIONAL RIGHTS

4.1 Assignment of Patents. Upon the Closing, Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest in and to the Patents as more fully set forth in EXHIBIT B. Seller understands and acknowledges that if any of the Patents are assigned to Seller's affiliates or subsidiaries, prior to Closing, Seller may be required to perform certain actions to establish that Seller is the assignee and to record such assignments.

4.2 Assignment of Additional Rights. Upon the Closing, Seller hereby also sells, assigns, transfers and conveys to Purchaser all right, title and interest in and to
      (a)   inventions and discoveries described in any of the Patents;
      (b) rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants of any type related to any of the Patents and the inventions and discoveries therein;
      (c) causes of action (whether currently pending, filed, or otherwise) and other enforcement rights, including, without limitation, all rights under the Patents and/or under or on account of any of the Patents and the foregoing category (b) to

            (A)   damages,
            (B)   injunctive relief and
            (C)   any other remedies of any kind

            for past, current and future infringement; and

      (d) rights to collect royalties or other payments under or on account of any of the foregoing.

4.3 GRANT UNDER PATENT RIGHTS. EFFECTIVE ON THE CLOSING DATE, PURCHASER HEREBY GRANTS TO SELLER, UNDER THE PATENT RIGHTS (AS DEFINED IN EXHIBIT B HERETO), AND FOR THE LIVES THEREOF, A ROYALTY-FREE, IRREVOCABLE, NON-EXCLUSIVE, NON-TRANSFERABLE, WORLDWIDE RIGHT AND LICENSE (THE "SELLER LICENSE") TO PRACTICE THE METHODS AND TO MAKE, HAVE MADE, USE, DISTRIBUTE, LEASE, SELL, OFFER FOR SALE, IMPORT, EXPORT, DEVELOP AND OTHERWISE DISPOSE OF AND EXPLOIT ANY PRODUCTS, PROCESSES OR SERVICES COVERED BY THE PATENT RIGHTS ("COVERED PRODUCTS"). THIS SELLER LICENSE SHALL ALSO APPLY TO THE REPRODUCTION AND SUBSEQUENT DISTRIBUTION OF COVERED PRODUCTS, IN SUBSTANTIALLY IDENTICAL FORM AS THEY ARE DISTRIBUTED BY THE SELLER, BY AUTHORIZED AGENTS OF THE SELLER SUCH AS A DISTRIBUTOR, REPLICATOR, VAR OR OEM.

5.    ADDITIONAL OBLIGATIONS

5.1 Further Cooperation. At the reasonable request of Purchaser, Seller shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including execution, acknowledgment and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions contemplated hereby. In addition, Seller will continue to prosecute the Patents at its expense until the Closing.

5.2 Payment of Fees. Seller shall pay any maintenance fees, annuities, and the like due on the Patents until the Closing.

6.    REPRESENTATIONS AND WARRANTIES

6.1   Representations of Seller.

      Seller hereby represents and warrants to Purchaser as follows that, as of the Effective Date and as of the Closing:

      (a) Authority. Seller has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required, to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Patent Rights to Purchaser.

      (b) Title and Contest. Seller owns all right, title, and interest to the Patent Rights, including all right, title, and interest to sue for infringement of the Patents. Seller has obtained and properly recorded previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions on transfer. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

      (c) Existing Licenses. No licenses under the Patents, or interest or rights in any of the Patent Rights, have been granted or retained.

      (d) Restrictions on Rights. Purchaser shall not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Patent Rights as a result of any prior transaction related to the Patent Rights.

      (e) Conduct. Seller or its agents or representatives have not engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including, without limitation, misrepresenting Seller's patent rights to a standard-setting organization.

      (f) Enforcement. Seller has not put a third party on notice of actual or potential infringement of any of the Patents. Seller has not invited any third party to enter into a license under any of the Patents. Seller has not initiated any enforcement action with respect to any of the Patents.

      (g) Patent Office Proceedings. None of the Patents has been or is currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are pending or threatened.

      (h) Fees. All maintenance fees, annuities, and the like due on the Patents have been timely paid.

      (i) Validity and Enforceability. The Patents have never been found invalid or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and Seller does not know of and has not received any notice or information of any kind from any source suggesting that the Patents may be invalid or unenforceable.

6.2   Representations of Purchaser.

      Purchaser hereby represents and warrants to Seller as follows that, as of the Effective Date and as of the Closing:

      (a) Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of the state of Nevada.

      (b) Purchaser has all requisite power and authority to (i) enter into, execute and deliver this Agreement and (ii) perform fully its obligations hereunder.

7.    MISCELLANEOUS

7.1 Limitation of Liability. EXCEPT IN THE EVENT OF BREACH OF ANY UNLIMITED WARRANTY BY SELLER, SELLER'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS AGREEMENT. PURCHASER'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

7.2 Limitation on Consequential Damages. NEITHER PARTY SHALL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY), FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS EMPLOYEES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.3 Compliance With Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

7.4 Confidentiality of Terms. The parties hereto shall keep the terms and existence of this Agreement and the identities of the parties hereto confidential and shall not now or hereafter divulge any of this information to any third party except (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process, including in confidence to legal and financial advisors in their capacity of advising a party in such matters; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions; (e) by Purchaser, in order to perfect Purchaser's interest in the Patent Rights with any governmental patent office; or (f) to enforce Purchaser's right, title and interest in and to the Patent Rights; provided that, in (b) through (f) above, (i) the disclosing party shall use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party shall provide the other party with at least ten (10) days' prior written notice of such disclosure. Without limiting the foregoing, Seller agrees that it will cause its agents involved in this transaction to abide by the terms of this paragraph 7.4, including ensuring that such agents do not disclose or otherwise publicize the existence of this transaction with actual or potential clients in marketing materials, or industry conferences.

7.5 Governing Law; Venue/Jurisdiction. This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of Delaware, without reference to its choice of law principles to the contrary. Seller shall not commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in the state or federal courts located in Delaware. Seller irrevocably consents to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding or claim arising under or by reason of this Agreement.

7.6 Notices. All notices given hereunder shall be given in writing (in English or with an English translation), shall refer to Purchaser and to this Agreement and shall be: (i) personally delivered, (ii) delivered prepaid by an internationally recognized express courier service, or (iii) sent postage prepaid registered or certified U.S. mail (return receipt requested) to the address set forth below:


      If to Purchaser                            If to Seller
      ---------------                            ------------
      Paolo Visual Data LLC                      Axcess International
      2215-B Renaissance Drive, Suite 5          3208 Commander Drive
      Las Vegas, NV  89119                       Carrollton, TX 75006
      Attn: Managing Director                    Attn: CFO

      Notices are deemed given on (a) the date of receipt if delivered personally or by express courier (or if delivery refused, the date of refusal), or (b) the fifth (5th) calendar day after the date of posting if sent by US mail. Notice given in any other manner shall be deemed to have been given only if and when received at the address of the person to be notified. Either party may from time to time change its address for notices under this Agreement by giving the other party written notice of such change in accordance with this paragraph.

7.7 Relationship of Parties. The parties are independent contractors and not partners, joint venturers, or agents of the other. Neither party assumes any liability of or has any authority to bind, or control the activities of, the other.

7.8 Equitable Relief. Seller agrees that damages alone would be insufficient to compensate Purchaser for a breach of this Agreement, acknowledges that irreparable harm would result from a breach of this Agreement, and consents to the entering of an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

7.9 Severability. If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement shall have full force and effect, and the invalid provision shall be modified, or partially enforced, to the maximum extent permitted to effectuate its original objective.

7.10 Waiver. Failure by either party to enforce any term of this Agreement shall not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

7.12 Miscellaneous. This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No amendments or modifications shall be effective unless in writing signed by authorized representatives of both parties. These terms and conditions shall prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any purchase order, acknowledgment or other writing not expressly incorporated into this Agreement. The following exhibits are attached hereto and incorporated herein: EXHIBIT A (entitled "Patent Rights to be Assigned"); and EXHIBIT B (entitled "Assignment of Patent Rights").

7.13 Counterparts; Electronic Signature. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together constitute one and the same instrument. Each party shall execute and deliver to the other parties a copy of this Agreement bearing its original signature. Prior to such execution and delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that Transmitted Copies of this Agreement shall be deemed original documents. "TRANSMITTED COPIES" means copies that are reproduced or transmitted via email of a .pdf file, photocopy, facsimile or other process of complete and accurate reproduction and transmission.


      In witness whereof, the parties have executed this Patent Purchase Agreement as of the Effective Date.

SELLER:                                         PURCHASER:
------                                          ---------
AXCESS INTERNATIONAL                            PAOLO VISUAL DATA LLC

By:     /S/ Allan Frank                         By:    /S/ Bryan Bumper
   --------------------------------------          -----------------------------

Name:   Allan Frank                             Name:  Bryan Bumper
     ------------------------------------            ---------------------------

Title:  Vice President and CFO                  Title:  Authorized Person
      -----------------------------------             --------------------------

                                                                       EXHIBIT A
                          PATENT RIGHTS TO BE ASSIGNED

   PATENT OR APPLICATION NO.            COUNTRY               FILING DATE                TITLE AND INVENTOR(s)
   -------------------------            -------               -----------                ---------------------
                                                                                 Method and system for compressing
                                                                                 color video data
           US4816901                      US                April 27, 1988
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing
          WO8910675A1                                                            color video data
           (Expired)                     WIPO               March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Processo E sistema para comprimir
                                                                                 dados de video a cores
          BR8906932A                    Brazil              March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
         DE68926760T2                                                            von kodierten farbvideodaten
           (Ceased)                     Germany             April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing
                                                                                 colour video encoded data
          EP0339938B1                   Europe              April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Foerfarande och system foer
          FI0896257A0                                                            compression av faergvideodata
           (Lapsed)                     Finland            December 22, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing
                                                                                 colour video encoded data
           GB0339938                      GB                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
         JP02583628B2                    Japan              March 23, 1989       Karaabideodeetanoatsushukuhoho*o
                                                                                 yobisonoshisutemu

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------



                                                                                 Method and system for compressing
                                                                                 color video encoded data
          KR9509459B1                    Korea             December 27, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Processo e dispositivo para comprimir
          PT0090388B                                                             dados video de cor codificados
           (Lapsed)                    Portugal             April 27, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing
                                                                                 color video feature encoded data
          ZA8902765A                 South Africa           April 14, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing
                                                                                 color video feature encoded data
           US4849807                      US                April 27, 1988
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
          AT0140114E                                                             von kodierten farbvideodaten
           (Ceased)                     Austria             April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Compressing color video data
          AU0616262B2
                                       Australia            March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing
          CA1324654A1                                                            color video data
           (Lapsed)                     Canada              March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing
                                                                                 color video encoded data
          IL0090023A0                   Israel              April 19, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
----------------------------------------------------------------------------------------------------------------------

                                                                                 Compression of run length and colour
                                                                                 encoded video data
          NZ0228807A                  New Zealand           April 19, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
         IE19890001366                    IE                April 26, 1989
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing
                                                                                 color video data
          AU003356189                     AU                March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten
          CH89304115                      CH                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten
          NL89304115                      NL                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten
          BE89304115                      BE                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten
          GR89304115                      GR                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten
          LI89304115                      LI                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten
          SE89304115                      SE                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

                                                                                 Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten
          ES89304115                      ES                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten
          IT89304115                      IT                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten
          LU89304115                      LU                April 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 color video slope encoded data
           US4843466                      US                April 27, 1988
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
          WO8910676A1                                                            color video encoded data
           (Expired)                     WIPO               March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
          AT0142401E                                                             farbvideoaten
           (Ceased)                     Austria             April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 color video encoded data
          AU0621104B2                  Australia            March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

                                                                                 Method and system for decompressing
          CA1326898A1                                                            color video encoded data
           (Lapsed)                     Canada              March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
         DE68927068T2                                                            farbvideodaten
           (Ceased)                     Germany             April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 colour video encoded data
          EP0339947B1                   Europe              April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Foerfarande och system foer
          FI0896258A0                                                            dekompression av kodade faergvideodata
           (Ceased)                     Finland            December 22, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 color video encoded
          IL0090024A0                   Israel              April 19, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
         JP03500235T2                                                            Music, John; Smith, Gordon H.;
                                         Japan              March 25, 1989       Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 video encoded data
          KR9509460B1                    Korea             December 27, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Decompression of run length and
                                                                                 colour encoded video data
          NZ0228806A                  New Zealand           April 19, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Processo e dispositivo para
                                                                                 descomprimir dados video de cor
                                                                                 codificados
          PT0090389B                   Portugal             April 27, 1989
           (Ceased)
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

                                                                                 Method and system for decompressing
           US4857991                                                             color video feature encoded data
            Expired                       US                April 27, 1988
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 color video encoded data
          ZA8902806A                 South Africa           April 17, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Processo e sistema de descomprimir
                                                                                 dados de video a cores
           BR8906933                      BR                March 25, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 colour video encoded data
           FR0339947                      FR                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 colour video encoded data
           NL0339947                      NL                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 colour video encoded data
           IT0339947                      IT                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 colour video encoded data
           GB0339947                      GB                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
                                                                                 farbvideodaten
          AT89304128                      AT                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
          BE89304128                                                             farbvideodaten
                                          BE                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
          CH89304128                                                             farbvideodaten
                                          CH                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
          ES89304128                                                             farbvideodaten
                                          ES                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
          GR89304128                                                             farbvideodaten
                                          GR                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
          LI89304128                                                             farbvideodaten
                                          LI                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
          LU89304128                                                             farbvideodaten
                                          LU                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
                                                                                 dekompression von kodierten
          SE89304128                                                             farbvideodaten
                                          SE                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

                                                                                 Video telecommunication system and
                                                                                 method for compressing and
           US4847677                                                             decompressing digital color video data
                                          US                April 27, 1988
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Video telecommunication system and
                                                                                 method for compressing and
           WO8910674                                                             decompressing digital color video data
                                         WIPO               March 23, 1989
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Video telecommunication system and
                                                                                 method for compressing and
        KR9509458B1989                                                           decompressing digital color video data
                                         Korea             December 27, 1989
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
         JP02619091B2                    Japan              March 23, 1989
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Video telecommunication system and
          EP0343790B1                                                            method for compressing and
 (Lapsed in AT, FI, SE, BE CH,                                                   decompressing digital color video data
   ES, GR, LI, FR, NL, GB,)             Europe              April 25, 1989
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Videofernmeldesystem und -verfahren
                                                                                 zur kompression und dekompression von
          DE68926802                                                             digitalen farbvideodaten
           (Lapsed)                     Germany              April 25, 1989
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Video telecommunication system and
                                                                                 method for compressing and
           CA1323094                                                             decompressing digital color video data
           (Lapsed)                     Canada              March 23, 1989
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
          PT 0090391
           (Lapsed)                    Portugal             April 27, 1989       Processo e dispositivo para
                                                                                 comprimir e descomprimir dados video de cor
                                                                                 digitais num dispositivo de
                                                                                 telecomunicacao video

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------

                                                                                 Processo e sistema para a compactacao
                                                                                 e para a descompactacao de dados de
                                                                                 video em cores digitais em um sistema
           BR8907931                    Brazil              March 23, 1989       de telecomunicacao de video

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Video telecommunication system and
                                                                                 method for compressing and
           AU0035408                                                             decompressing digital color video data
                                          AU                March 23, 1989
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Video telecommunication system and
                                                                                 method for compressing and
         ZA19890002800                                                           decompressing digital color video data
                                          ZA                April 17, 1989
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Compression of run length and colour
                                                                                 encoded video data: picture content
         NZ19890228809                                                           changes only encoded
                                          NZ                April 19, 1989
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Videofernmeldesystem und -verfahren
                                                                                 zur kompression und dekompression von
          AT0140357e                                                             digitalen farbvideodaten
                                          AT                April 25, 1989
                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Videofernmeldesystem und -verfahren
                                                                                 zur kompression und dekompression von
          LU89304116                                                             digitalen farbvideodaten
                                          LU                April 25, 1989
                                                                                 John Music, Gordon H. Smith, James
                                                                                 L. Thomas.

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Sistema y metodo de telecomunicacion
                                                                                 de video para comprimir y descomprimir
                                                                                 el dato de video de color digital ,"la
                                                                                 presente invencion se refiere a un
                                                                                 metodo para comprimir un dato de video
                                                                                 de color digital en
                                                                                 un sistema de telecomunicacion de
         MX19890015844                    MX                April 27, 1989       video que tiene un medio para generar
                                                                                 una senal de video que tiene un medio
                                                                                 para generar una senal de video

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for decompressing
                                                                                 digital color video statistically
           US4857993                                                             encoded data
                                          US                April 27, 1988
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          AT0125995E                                                             farbvideodaten
           (Ceased)                     Austria             April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing and
                                                                                 decompressing digital color video
          AU0616006B2                                                            statistically encoded data
                                       Australia            March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing and
                                                                                 decompressing digital color video
          CA1322240A1                                                            statistically encoded data
           (Lapsed)                     Canada              March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Compression of digital colour video
                                                                                 data using memory lookup tables
          NZ0228808A                  New Zealand           April 19, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------


          BE89304129                                                             Komprimierung und dekomprimierung von
                                          BE                April 26, 1989       digitalen
                                                                                 statistisch kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          CH89304129                                                             farbvideodaten
                                          CH                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          ES89304129                                                             farbvideodaten
                                          ES                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          FR89304129                                                             farbvideodaten
                                          FR                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          GB89304129                                                             farbvideodaten
                                          GB                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          GR89304129                                                             farbvideodaten
                                          GR                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          IT89304129                                                             farbvideodaten
                                          IT                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          LI89304129                                                             farbvideodaten
                                          LI                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          LU89304129                                                             farbvideodaten
                                          LU                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          NL89304129                                                             farbvideodaten
                                          NL                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
          SE89304129                                                             farbvideodaten
                                          SE                April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method for color encoding and
           US5140412                                                             pixelization for image reconstruction
                                          US               November 9, 1990
                                                                                 Shishido, Sidney L.; Houle, Paul S.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Data processing apparatus and method
                                                                                 using data compression
           US5838266                      US               December 12, 1990
                                                                                 Houle, Paul S.; Yu, Alfred C.;
                                                                                 Dvorman, David
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing and
                                                                                 statistically encoding color video
           US4914508                                                             data
                                          US                April 27, 1988
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing and
                                                                                 decompressing digital color video
          WO8910673A1                                                            statistically encoded data
                                         WIPO               March 23, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Processo e sistema para a compactacao
                                                                                 e para a descompactacao de dados em
                                                                                 video digital em cores em um sistema
          BR8906930A                    Brazil              March 23, 1989       de comunicacao de video

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.


------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
         DE68923648T2                                                            farbvideo daten
           (Ceased)                     Germany             April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Compressing and decompressing digital
                                                                                 color video statistically encoded data
          EP0339948B1                   Europe              April 26, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Foerfarande och system foer
                                                                                 compression och dekompression av
          FI0896255A0                                                            statistiskt kodade digitala
           (Lapsed)                     Finland            December 22, 1989     faergvideodata

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing and
                                                                                 decompressing digital color video
          IL0090025A0                                                            statistically encoded data
                                        Israel              April 19, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Dejitarukaraabideoyonotokeigakutek
                                                                                 inienkoodosaretadeetaoatsushukuoyo
                                                                                 bishinchosaserutamenohohooyobisochi
         JP02583627B2                   Japan              March 23, 1989

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing and
                                                                                 decompressing digital color video
          KR9515103B1                                                            statistically encoded data
                                         Korea             December 27, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Metodo y sistema para comprimir y
                                                                                 descomprimir el dato codificado
                                                                                 estadisticamente de video de color
          MX0166127B                    Mexico              April 27, 1989       digital

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Processo e dispositivo para comprimir
                                                                                 e descomprimir dados video de cor
          PT0090390B                                                             digitais, codificados estatisticamente
           (Lapsed)                    Portugal             April 27, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Method and system for compressing and
                                                                                 decompressing digital color video
          ZA8902766A                                                             statistically encoded data
                                     South Africa           April 14, 1989
                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Frame averaging for use in processing
           US6005638                                                             video data
                                          US                 March 4, 1996
                                                                                 Blair, Bruce A.; Parvini, Morteza
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Video compression apparatus and method
           US6061475                      US                March 20, 1998
                                                                                 Blair, Bruce A.
------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                           ASSIGNMENT OF PATENT RIGHTS

      For good and valuable consideration, the receipt of which is hereby acknowledged, Axcess International, Inc. a Delaware corporation, having offices at 3208 Commander Drive, Carrollton, TX 75006 ("ASSIGNOR"), does hereby sell, assign, transfer and convey unto Paolo Visual Data LLC, a Nevada limited liability company, having an office at 2215-B Renaissance Drive, Suite 5, Las Vegas, NV 89119 ("ASSIGNEE"), or its designees, all right, title and interest that exist today and may exist in the future in and to all of the following (the "PATENT RIGHTS"): (a) the provisional patent applications, patent applications and patents listed below, and (b) current or future rights to (i) provisional patent applications, patent applications, and patents of any kind relating to any inventions and discoveries described in any provisional patent applications, patent applications and patents listed below; (ii) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, and divisions of such patents and applications; and (iii) foreign counterparts to any of the foregoing, including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants; (c) the rights to all inventions and discoveries described in any provisional patent application, patent application or patent listed below and all other rights arising out of such inventions and discoveries; (d) rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections or other governmental grants of any type related to the any of the foregoing categories (a), (b) and (c)[, including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement or understanding]; (e) causes of action (whether currently pending, filed, or otherwise) and other enforcement rights, including, without limitation, all rights under the provisional patent applications, patent applications and patents listed below and/or under or on account of any of the foregoing categories (b) and/or (d) to

      (i)   damages,
      (ii)  injunctive relief and
      (iii) other remedies of any kind

for past, current and future infringement; and

(f) all rights to collect royalties and other payments under or on account of any of the foregoing.



   PATENT OR APPLICATION NO.            COUNTRY               FILING DATE        TITLE AND INVENTOR(s)
------------------------------------------------------------------------------------------------------------------------------
           US4816901                      US                April 27, 1988       Method and system for compressing
                                                                                 color video data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          WO8910675A1                    WIPO               March 23, 1989       Method and system for compressing
           (Expired)                                                             color video data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          BR8906932A                    Brazil              March 23, 1989       Processo E sistema para comprimir
                                                                                 dados de video a cores

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
         DE68926760T2                   Germany             April 25, 1989       Verfahren und system zur kompression
           (Ceased)                                                              von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          EP0339938B1                   Europe              April 25, 1989       Method and system for compressing
                                                                                 colour video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          FI0896257A0                   Finland            December 22, 1989     Foerfarande och system foer
           (Lapsed)                                                              compression av faergvideodata

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

           GB0339938                      GB                April 25, 1989       Method and system for compressing
                                                                                 colour video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
         JP02583628B2                    Japan              March 23, 1989       Karaabideodeetanoatsushukuhoho*oyobisonoshisutemu

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          KR9509459B1                    Korea             December 27, 1989     Method and system for compressing
                                                                                 color video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          PT0090388B                   Portugal             April 27, 1989       Processo e dispositivo para comprimir
           (Lapsed)                                                              dados video de cor codificados

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          ZA8902765A                 South Africa           April 14, 1989       Method and system for compressing
                                                                                 color video feature encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
           US4849807                      US                April 27, 1988       Method and system for compressing
                                                                                 color video feature encoded data


                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          AT0140114E                    Austria             April 25, 1989       Verfahren und system zur kompression
           (Ceased)                                                              von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          AU0616262B2                  Australia            March 23, 1989       Compressing color video data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          CA1324654A1                   Canada              March 23, 1989       Method and system for compressing
           (Lapsed)                                                              color video data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          IL0090023A0                   Israel              April 19, 1989       Method and system for compressing
                                                                                 color video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          NZ0228807A                  New Zealand           April 19, 1989       Compression of run length and colour
                                                                                 encoded video data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
         IE19890001366                    IE                April 26, 1989
------------------------------------------------------------------------------------------------------------------------------
          AU003356189                     AU                March 23, 1989       Method and system for compressing
                                                                                 color video data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          CH89304115                      CH                April 25, 1989       Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          NL89304115                      NL                April 25, 1989       Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;

                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          BE89304115                      BE                April 25, 1989       Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          GR89304115                      GR                April 25, 1989       Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          LI89304115                      LI                April 25, 1989       Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          SE89304115                      SE                April 25, 1989       Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          ES89304115                      ES                April 25, 1989       Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          IT89304115                      IT                April 25, 1989       Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          LU89304115                      LU                April 25, 1989       Verfahren und system zur kompression
                                                                                 von kodierten farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
           US4843466                      US                April 27, 1988       Method and system for decompressing
                                                                                 color video slope encoded data


                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          WO8910676A1                    WIPO               March 23, 1989       Method and system for decompressing
           (Expired)                                                             color video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          AT0142401E                   Austria             April 26, 1989        Verfahren und system zur
           (Ceased)                                                              dekompression von kodierten
                                                                                 farbvideoaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          AU0621104B2                  Australia            March 23, 1989       Method and system for decompressing
                                                                                 color video encoded data


                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          CA1326898A1                   Canada              March 23, 1989       Method and system for decompressing
           (Lapsed)                                                              color video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
         DE68927068T2                                                            Verfahren und system zur
           (Ceased)                     Germany             April 26, 1989       dekompression von kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          EP0339947B1                   Europe              April 26, 1989       Method and system for decompressing
                                                                                 colour video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          FI0896258A0                   Finland            December 22, 1989     Foerfarande och system foer
           (Ceased)                                                              dekompression av kodade faergvideodata

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          IL0090024A0                   Israel              April 19, 1989       Method and system for

                                                                                 decompressing color video encoded

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
         JP03500235T2                    Japan              March 25, 1989       Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          KR9509460B1                    Korea             December 27, 1989     Method and system for decompressing
                                                                                 video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          NZ0228806A                  New Zealand           April 19, 1989       Decompression of run length and
                                                                                 colour encoded video data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          PT0090389B                   Portugal             April 27, 1989       Processo e dispositivo para
           (Ceased)                                                              descomprimir dados video de cor
                                                                                 codificados

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
           US4857991                      US                April 27, 1988       Method and system for decompressing
            Expired                                                              color video feature encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          ZA8902806A                 South Africa           April 17, 1989       Method and system for decompressing
                                                                                 color video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
           BR8906933                      BR                March 25, 1989       Processo e sistema de descomprimir
                                                                                 dados de video a cores

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L
------------------------------------------------------------------------------------------------------------------------------
           FR0339947                      FR                April 26, 1989       Method and system for decompressing
                                                                                 colour video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           NL0339947                      NL                April 26, 1989       Method and system for decompressing
                                                                                 colour video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
           IT0339947                      IT                April 26, 1989       Method and system for decompressing
                                                                                 colour video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
           GB0339947                      GB                April 26, 1989       Method and system for decompressing
                                                                                 colour video encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          AT89304128                      AT                April 26, 1989       Verfahren und system zur
                                                                                 dekompression von kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          BE89304128                      BE                April 26, 1989       Verfahren und system zur
                                                                                 dekompression von kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          CH89304128                      CH                April 26, 1989       Verfahren und system zur
                                                                                 dekompression von kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          ES89304128                      ES                April 26, 1989       Verfahren und system zur
                                                                                 dekompression von kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          GR89304128                      GR                April 26, 1989       Verfahren und system zur
                                                                                 dekompression von kodierten
                                                                                 farbvideodaten


                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Verfahren und system zur
          LI89304128                      LI                April 26, 1989       dekompression von kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          LU89304128                      LU                April 26, 1989       Verfahren und system zur
                                                                                 dekompression von kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          SE89304128                      SE                April 26, 1989       Verfahren und system zur
                                                                                 dekompression von kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
           US4847677                      US                April 27, 1988       Video telecommunication system and
                                                                                 method for compressing and
                                                                                 decompressing digital color video data

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
           WO8910674                     WIPO               March 23, 1989       Video telecommunication system and
                                                                                 method for compressing and
                                                                                 decompressing digital color video data

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
        KR9509458B1989                   Korea             December 27, 1989     Video telecommunication system and
                                                                                 method for compressing and
                                                                                 decompressing digital color video data

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
         JP02619091B2                    Japan              March 23, 1989
------------------------------------------------------------------------------------------------------------------------------
          EP0343790B1                   Europe              April 25, 1989       Video telecommunication system and
 (Lapsed in AT, FI, SE, BE CH,                                                   method for compressing and
   ES, GR, LI, FR, NL, GB,)                                                      decompressing digital color video data

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
          DE68926802                    Germany              April 25, 1989      Videofernmeldesystem und -verfahren
           (Lapsed)                                                              zur kompression und dekompression von
                                                                                 digitalen farbvideodaten

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
           CA1323094                    Canada              March 23, 1989       Video telecommunication system and
           (Lapsed)                                                              method for compressing and
                                                                                 decompressing digital color video data

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
          PT 0090391                                                             Processo e dispositivo para comprimir
           (Lapsed)                    Portugal             April 27, 1989       e descomprimir dados video de cor
                                                                                 digitais num dispositivo de
                                                                                 telecomunicacao video

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
           BR8907931                    Brazil              March 23, 1989       Processo e sistema para a compactacao
                                                                                 e para a descompactacao de dados de
                                                                                 video em cores digitais em um sistema
                                                                                 de telecomunicacao de video

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas
------------------------------------------------------------------------------------------------------------------------------
           AU0035408                      AU                March 23, 1989       Video telecommunication system and
                                                                                 method for compressing and
                                                                                 decompressing digital color video data

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
         ZA19890002800                    ZA                April 17, 1989       Video telecommunication system and
                                                                                 method for compressing and
                                                                                 decompressing digital color video data

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
         NZ19890228809                    NZ                April 19, 1989       Compression of run length and colour
                                                                                 encoded video data: picture content
                                                                                 changes only encoded

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
          AT0140357e                      AT                April 25, 1989       Videofernmeldesystem und -verfahren
                                                                                 zur kompression und dekompression von
                                                                                 digitalen farbvideodaten

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
          LU89304116                      LU                April 25, 1989       Videofernmeldesystem und -verfahren
                                                                                 zur kompression und dekompression von
                                                                                 digitalen farbvideodaten

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
         MX19890015844                    MX                April 27, 1989       Sistema y metodo de telecomunicacion
                                                                                 de video para comprimir y descomprimir
                                                                                 el dato de video de color digital ,"la
                                                                                 presente invencion se refiere a un
                                                                                 metodo para comprimir un dato de video
                                                                                 de color digital en un sistema de
                                                                                 telecomunicacion de video que tiene un
                                                                                 medio para generar una senal de video
                                                                                 que tiene un medio para generar una
                                                                                 senal de video

                                                                                 John Music, Gordon H. Smith, James L.
                                                                                 Thomas.
------------------------------------------------------------------------------------------------------------------------------
           US4857993                      US                April 27, 1988       Method and system for decompressing
                                                                                 digital color video statistically
                                                                                 encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          AT0125995E                    Austria             April 26, 1989       Komprimierung und dekomprimierung von
           (Ceased)                                                              digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          AU0616006B2                  Australia            March 23, 1989       Method and system for compressing

                                                                                 and decompressing digital color video
                                                                                 statistically encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          CA1322240A1                   Canada              March 23, 1989       Method and system for compressing and
           (Lapsed)                                                              decompressing digital color video
                                                                                 statistically encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          NZ0228808A                  New Zealand           April 19, 1989       Compression of digital colour video
                                                                                 data using memory lookup tables

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          BE89304129                      BE                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
          CH89304129                      CH                April 26, 1989       Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          ES89304129                      ES                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          FR89304129                      FR                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          GB89304129                      GB                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          GR89304129                      GR                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          IT89304129                      IT                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          LI89304129                      LI                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          LU89304129                      LU                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          NL89304129                      NL                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          SE89304129                      SE                April 26, 1989       Komprimierung und dekomprimierung von
                                                                                 digitalen statistisch kodierten
                                                                                 farbvideodaten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
           US5140412                      US               November 9, 1990      Method for color encoding and
                                                                                 pixelization for image reconstruction

                                                                                 Shishido, Sidney L.; Houle, Paul S.
------------------------------------------------------------------------------------------------------------------------------
           US5838266                      US               December 12, 1990     Data processing apparatus and method
                                                                                 using data compression

                                                                                 Houle, Paul S.; Yu, Alfred C.;
                                                                                 Dvorman, David
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           US4914508                      US                April 27, 1988       Method and system for compressing and
                                                                                 statistically encoding color video
                                                                                 data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          WO8910673A1                    WIPO               March 23, 1989       Method and system for compressing and
                                                                                 decompressing digital color video
                                                                                 statistically encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          BR8906930A                    Brazil              March 23, 1989       Processo e sistema para a compactacao
                                                                                 e para a descompactacao de dados em
                                                                                 video digital em cores em um sistema
                                                                                 de comunicacao de video

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
         DE68923648T2                   Germany             April 26, 1989       Komprimierung und dekomprimierung von
           (Ceased)                                                              digitalen statistisch kodierten
                                                                                 farbvideo daten

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          EP0339948B1                   Europe              April 26, 1989       Compressing and decompressing digital
                                                                                 color video statistically encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          FI0896255A0                   Finland            December 22, 1989     Foerfarande och system foer
           (Lapsed)                                                              compression och dekompression av
                                                                                 statistiskt kodade digitala
                                                                                 faergvideodata

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          IL0090025A0                   Israel              April 19, 1989       Method and system for compressing and
                                                                                 decompressing digital color video
                                                                                 statistically encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
         JP02583627B2                    Japan              March 23, 1989       Dejitarukaraabideoyonotokeigakutek

                                                                                 inienkoodosaretadeetaoatsushukuoyo
                                                                                 bishinchosaserutamenohohooyobisochi

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          KR9515103B1                    Korea             December 27, 1989     Method and system for compressing and
                                                                                 decompressing digital color video
                                                                                 statistically encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          MX0166127B                    Mexico              April 27, 1989       Metodo y sistema para comprimir y
                                                                                 descomprimir el dato codificado
                                                                                 estadisticamente de video de color
                                                                                 digital

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          PT0090390B                   Portugal             April 27, 1989       Processo e dispositivo para comprimir
           (Lapsed)                                                              e descomprimir dados video de cor
                                                                                 digitais, codificados estatisticamente

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
          ZA8902766A                 South Africa           April 14, 1989       Method and system for compressing and
                                                                                 decompressing digital color video
                                                                                 statistically encoded data

                                                                                 Music, John; Smith, Gordon H.;
                                                                                 Thomas, James L.
------------------------------------------------------------------------------------------------------------------------------
           US6005638                      US                 March 4, 1996       Frame averaging for use in processing
                                                                                 video data

                                                                                 Blair, Bruce A.; Parvini, Morteza
------------------------------------------------------------------------------------------------------------------------------
           US6061475                      US                March 20, 1998       Video compression apparatus and method

                                                                                 Blair, Bruce A.

Assignor represents, warrants and covenants that:

(1) Assignor has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required, to enter into this Agreement, make the assignments, and to carry out its obligations under this Assignment of Patent Rights;

(2) Assignor owns all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patents. Assignor has obtained and properly recorded previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

      Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants that may be granted upon any of the Patents Rights in the name of Assignee, as the assignee to the entire interest therein.

      Assignor shall, at the reasonable request of Assignee and without demanding any further consideration therefor, do all things necessary, proper, or advisable, including without limitation the execution, acknowledgment and recordation of specific assignments, oaths, declarations and other documents on a country-by-country basis, to assist Assignee in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights. Such assistance shall include providing, and obtaining from the respective inventors, prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, powers of attorney, specifications, declarations or other papers and other assistance reasonably necessary for filing patent applications, complying with any duty of disclosure, and conducting prosecution, reexamination, reissue, interference or other priority proceedings, opposition proceedings, cancellation proceedings, public use proceedings, infringement or other court actions and the like with respect to the Patent Rights. With prior written approval by Assignee, Assignee will pay Assignor's reasonable costs and expenses.

The terms and conditions of this Assignment of Patent Rights shall inure to the benefit of Assignee, its successors, assigns and other legal representatives, and shall be binding upon Assignor, its successor, assigns and other legal representatives.

      IN WITNESS WHEREOF this Assignment of Patent Rights is executed at Bank of America on November 15, 2005.

ASSIGNOR

By:               /S/ Allan Frank
         ----------------------------------

Name:             Allan Frank
         ----------------------------------

Title:            VP and CFO
         ----------------------------------

(Signature MUST be notarized)

STATE OF   Texas             )
         -------------
                             ) ss.
COUNTY OF      Dallas        )
          -------------------

On November 15, 2005, before me, Taesung T. Kim, Notary Public in and for said State, personally appeared Allan L. Frank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

         Signature     /S/ Taesung T. Kim                     (Seal)
                   ------------------------------